Exhibit 10.20

CERTAIN INFORMATION, MARKED IN THIS EXHIBIT WITH BRACKETS, HAS BEEN EXCLUDED FROM THIS EXHIBIT IN RELIANCE ON REGULATION S-K, ITEM 601(B)(10)(IV) BECAUSE SUCH INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS CONFIDENTIAL.

Execution Version

LIMITED CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT

THIS LIMITED CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 7, 2026, by and among Concrete Partners, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, the banks listed on the signature pages hereof, and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (in its capacity as Administrative Agent, the “Administrative Agent”).

BACKGROUND

A.            The Borrower, the Lenders, the Guarantors and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 29, 2024, as amended by that certain First Amendment and Commitment Increase to Credit Agreement, dated as of October 17, 2025 and that certain Second Amendment to Credit Agreement and First Amendment to Security and Pledge Agreement, dated as of March 25, 2026 (the “Second Amendment”) (such Credit Agreement, as amended, modified or supplemented, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

(a)            On or prior to the De-SPAC Closing Date (as defined in the Second Amendment), Haymaker Acquisition Corp. 4 (“SPAC”), may enter into one or more prepaid forward transactions to purchase up to 5,000,000 ordinary shares (the “Forward Shares”), in the aggregate of SPAC in connection with the De-SPAC Transaction (as defined in the Second Amendment) (together with each other transaction reasonably necessary or appropriate to consummate such transactions, the “Prepaid Forward Transaction”).

B.             The Borrower has requested that the Required Lenders (i) consent to the Prepaid Forward Transaction and (ii) amend the Credit Agreement to make certain amendments thereto, as more fully set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1.              LIMITED CONSENTS.

(a)            Subject to the terms and conditions set forth herein, on the Third Amendment Signing Date, the Lenders party hereto (which constitute Required Lenders) hereby, consent to the Prepaid Forward Transaction and the consummation thereof, including, but not limited to (i) payment of a cash amount equal to the product of the number of Forward Shares and a negotiated share price, which amount SPAC will pay to the holders of the Forward Shares upon the consummation of the De-SPAC Transaction (or within 2 Business Days thereof), (ii) acceptance of any interim settlement amount in cash for Forward Shares that have been sold, (iii) acquisition, retirement, cancellation, or other redemption of unsold Forward Shares that are returned to Suncrete, Inc. (“Pubco”), (iv) any termination of the Prepaid Forward Transaction with respect to some or all of the Forward Shares, and (v) execution and delivery of any documentation and performance by any Loan Party with respect to such party’s obligations thereunder in connection with the Prepaid Forward Transaction; provided that the Prepaid Forward Transaction shall (A) have a maturity date of no greater than six months (plus two additional three month extensions in Pubco’s sole discretion) and (B) provide for a floor of no less than $11.50 per share. Notwithstanding anything in the Credit Agreement to the contrary, the Prepaid Forward Transaction and any action in consummation thereof (i) shall not be included in the calculation of the Financial Covenants or included in the calculation of Consolidated EBITDA, (ii) shall not be a Restricted Payment or an Investment, and (iii) any Net Cash Proceeds received in connection with the Prepaid Forward Transaction shall not trigger a mandatory prepayment under Section 2.05(b) of the Credit Agreement.

(b)          Subject to the terms and conditions set forth herein, on the Third Amendment Signing Date, the Lenders party hereto (which constitute Required Lenders) hereby consent to the ownership by Holdings of two trademarks previously disclosed to the Administrative Agent (the “New Suncrete Trademarks”) notwithstanding anything set forth in Section 7.19 of the Credit Agreement to the contrary. This limited consent shall automatically terminate and be of no further force or effect if the New Suncrete Trademarks shall not have been assigned to the Borrower within 90 days of the date hereof.

2.              AMENDMENTS TO CREDIT AGREEMENT. Subject to the terms and conditions set forth herein, as of the Third Amendment Effective Date,

(a)           Clause (B) of the definition of “Consolidated Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(B) for all periods occurring after the De-SPAC Closing Date, as of any date of determination, the ratio of (a) (i) Consolidated EBITDA less (ii) the aggregate amount of all non-financed cash Capital Expenditures (other than (x) the Specified Capital Expenditures, (y) expenditures made with Net Cash Proceeds of Dispositions of other fixed assets or casualty to fixed assets, in each case, which such Net Cash Proceeds are permitted to be reinvested by the terms of this Agreement and (z) the Sandplant Deferred Payment) to (b) the sum of (i) Consolidated Interest Charges to the extent paid in cash, (ii) the aggregate principal amount of all redemptions or similar acquisitions for value of outstanding debt for borrowed money, regularly scheduled principal payments on Consolidated Funded Indebtedness (determined without giving effect to any reduction of such scheduled principal payments resulting from the application of any voluntary or optional prepayments made during such period), but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, (iii)  the aggregate amount of Restricted Payments consisting of dividends and other distributions paid to Preferred Pubco Equity Holders (including all Preferred Pubco Distributions), (iv) the aggregate amount of all Restricted Payments paid in cash (other than (A) payment of the Sandplant Deferred Amount and (B) payments made to repurchase, redeem, retire or otherwise acquire for value of all or any portion of the Permitted Preferred Pubco Equity so long as such payment is (1) permitted by Section 7.06(h) and (2) made within 180 days of the De-SPAC Closing Date) and (v) the aggregate amount of federal, state, local and foreign income taxes paid in cash, in each case, of or by Pubco and its Subsidiaries for the most recently completed Measurement Period.

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(b)           Exhibit C. Exhibit C to the Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Exhibit C.

3.            REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each Loan Party represents and warrants that, as of the Third Amendment Effective Date:

(a)           the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects on and as of the date hereof as made on and as of such date, and the representations and warranties contained in the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects on and as of the date hereof as made on and as of such date, except (i) in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

(b)           no event has occurred and is continuing which constitutes a Default or Event of Default;

(c)           (i) the Borrower and the other Loan Parties have the full power and authority to execute and deliver this Amendment; (ii) this Amendment has been duly executed and delivered by the Borrower and the other Loan Parties; and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Loan Parties, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity;

(d)           neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (i) contravene the terms of any of the Loan Parties’ Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law; and

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(e)           no approval, consent, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

4.             CONDITIONS OF EFFECTIVENESS.

(a)           The effectiveness of this Amendment (other than the amendments set forth in Section 2 of this Amendment) is subject to the satisfaction of the following conditions and this Amendment shall become effective at the time at which such conditions are satisfied (such date, the “Third Amendment Signing Date”):

(i)       the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders; and

(ii)      the representations and warranties set forth in Section 3 of this Amendment shall be true and correct; and

(iii)     the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

(b)           The effectiveness of the amendments set forth in Section 2 of this Amendment are subject to the satisfaction of the following conditions and shall be effective at the time at which such conditions are satisfied (such date, the “Third Amendment Effective Date”):

(i)       the Second Amendment Effective Date shall have occurred; and

(iii)     the Third Amendment Signing Date shall have occurred.

5.             GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (ii) ratifies and confirms all of its obligations and liabilities under the Guaranty and the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Secured Obligations; (iii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment, or any of the provisions contemplated herein, (iv) acknowledges and agrees that as of the date hereof, such Guarantor (a) does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (b) has no offsets against, or defenses or counterclaims to, its Guaranty.

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6.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           On and after the Third Amendment Signing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment prior to giving effect to the amendments set forth in Section 2 hereof. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

7.             COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder in the manner and subject to the limitations set forth in Section 11.04 of the Credit Agreement.

8.             EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

9.             GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Amendment shall be binding upon the Borrower and each Lender and their respective successors and assigns.

10.           HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

11.           ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:	CONCRETE PARTNERS, LLC

	By:	/s/ Tommy Wentroth
	Name:	Tommy Wentroth
	Title:	Chief Financial Officer

HOLDINGS:	CONCRETE PARTNERS HOLDING, LLC

	By:	/s/ Tommy Wentroth
	Name:	Tommy Wentroth
	Title:	Chief Financial Officer

[Signature Page to Limited Consent and Third Amendment to Credit Agreement (Concrete Partners)]

GUARANTORS:	EAGLE CONCRETE HOLDINGS, LLC

	By:	/s/ Tommy Wentroth
	Name:	Tommy Wentroth
	Title:	Chief Financial Officer

EAGLE REDI-MIX CONCRETE, LLC

	By:	/s/ Tommy Wentroth
	Name:	Tommy Wentroth
	Title:	Chief Financial Officer

RAM TRANSPORTATION, LLC

	By:	/s/ Tommy Wentroth
	Name:	Tommy Wentroth
	Title:	Chief Financial Officer

SCHWARZ SAND, LLC

	By:	/s/ Tommy Wentroth
	Name:	Tommy Wentroth
	Title:	Chief Financial Officer

After giving effect to the Second Amendment Effective Date:

PUBCO:	SUNCRETE, INC.

	By:	/s/ Tommy Wentroth
	Name:	Tommy Wentroth
	Title:	Chief Financial Officer

HAYMAKER ACQUISITION CORP. 4

	By:	/s/ Tommy Wentroth
	Name:	Tommy Wentroth
	Title:	Chief Financial Officer

[Signature Page to Limited Consent and Third Amendment to Credit Agreement (Concrete Partners)]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Carolyn LaBatte-Leavitt
Name:	Carolyn LaBatte-Leavitt
Title:	Vice President

[Signature Page to Limited Consent and Third Amendment to Credit Agreement (Concrete Partners)]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Desaree G. Lopez
Name:	Desaree G. Lopez
Title:	Senior Vice President

[Signature Page to Limited Consent and Third Amendment to Credit Agreement (Concrete Partners)]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jacob Mandel
Name:	Jacob Mandel
Title:	Vice President

[Signature Page to Limited Consent and Third Amendment to Credit Agreement (Concrete Partners)]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Seymour
Name:	Andrew Seymour
Title:	Duly Authorized Signatory

[Signature Page to Limited Consent and Third Amendment to Credit Agreement (Concrete Partners)]

EXHIBIT C

[Form of]

Compliance Certificate